DELAWARE POOLED® TRUST

The Emerging Markets Portfolio II (the “Portfolio”)

Supplement to the Portfolio’s Prospectus dated February 28, 2010
(as revised March 4, 2010)

Effective April 1, 2010, Delaware Management Company, the Portfolio’s investment manager, has contracted to waive its investment advisory fees and/or pay expenses to the extent necessary to prevent total annual fund operating expenses from exceeding 1.40% of the Portfolio’s average daily net assets. The following replaces the information in the section entitled, “What are the Portfolio’s fees and expenses?” on page 2.

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

What are the Portfolio’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Purchase reimbursement fees	none
Redemption reimbursement fees	none

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%
Distribution and service (12b-1) fees	none
Other expenses	0.55%
Total annual portfolio operating expenses	1.55%
Less fee waivers and expense reimbursements1	(0.15%)
Total annual portfolio operating expenses after fee waivers and expense reimbursements	1.40%

Expense example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager's fee waivers and expense reimbursements for the one-year period and the total operating expenses without waivers for the three-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$143
3 years	$475

1
The Portfolio’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 1.40% of the Portfolio’s average daily net assets from April 1, 2010 through March 31, 2011. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Please keep this Supplement for future reference.

This Supplement is dated April 14, 2010.